Rule 497(e)

File Nos. 333-146241 and

811-22102

Individual Retirement Bonus Product – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

offered by First Great-West Life & Annuity Insurance Company in connection with its COLI VUL-4 Series Account

Supplement dated April 2, 2008 to the

December 14, 2007 Prospectus

Please note the following changes to your Prospectus.

Effective May 1, 2008, the Divisions investing in the following Portfolios will be closed to new investors: Dreyfus VIF International Value, Dreyfus IP Technology Growth, Federated High Income Bond II, Fidelity VIP Dynamic Capital Appreciation, Fidelity VIP Equity Income, Neuberger Berman AMT Fasciano, STI Classic VT Small Cap Value. “Closed to new investors” means investors who do not already have amounts invested in the Divisions may not allocate any amounts (either through policy transfer or additional premium) to those Divisions after May 1, 2008.

As always, the availability of any Division as an investment option is subject to change. See the Prospectus for more information concerning the addition, deletion or substitution of investments.

The following paragraph is added to the section “The Investment Options” on page 13 of the Prospectus.

“The Divisions of First Great-West’s COLI VUL-4 Series Account that invest in Dreyfus VIF International Value, Dreyfus IP Technology Growth, Federated High Income Bond II, Fidelity VIP Dynamic Capital Appreciation, Fidelity VIP Equity Income, Neuberger Berman AMT Fasciano, STI Classic VT Small Cap Value are closed to new investors effective May 1, 2008.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated December 14, 2007.

Please keep this Supplement for future reference.